--------------------------------------------------------------------------------

        PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION (DEPOSITOR)
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-C2
                           $776,136,000 (APPROXIMATE)
--------------------------------------------------------------------------------

The information included herein is provided solely by Prudential Securities Incorporated and Greenwich NatWest Limited, as agent for National Westminster Bank, Plc (collectively known as the "Underwriters") for the Prudential Securities Secured Financing Corporation, Series 1999-C2 transaction. The analysis in this report is based on information provided by Greenwich Capital Financial Products, Inc. ("Greenwich"), National Realty Finance L.C. ("NRF"), KeyBank National Association ("Key") and Bridger Commercial Realty Finance LLC ("Bridger"), collectively known as the "Loan Contributors." Underwriters make no representations as to the accuracy of such information. All opinions and conclusions in this report reflect Underwriters' judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments or commercial mortgage loans. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Underwriters do not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Underwriters (or any of their affiliates) or their officers, directors, analysts or employees may have positions in securities, or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, or derivative instruments. In addition, Underwriters may make a market in the securities referred to herein, but are not obligated to do so. Finally, Underwriters have not addressed the legal, accounting and tax implications of the analysis with respect to you and the Underwriters strongly urge you to seek advice from your counsel, accountant and tax advisor.

Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, or derivative instruments mentioned herein.



THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWFST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK PLC. FINANCIAL ADVISOR IMMEDIATELY THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT


PRUDENTIAL SECURITIES                                  GREENWICH NATWEST LIMITED
--------------------------------------------------------------------------------

GREENWICH CAPITAL MARKETS                                  Friday, July 16, 1999

                                    PSSF99C2
                                       A1

Price/Yield Report (Deal Level)                                          Page #1

-----------------------------------------------------------------------------------------------------------------------------------
Tranche                   A1                    Curr Balance           $230,000,000.00              Settle             06/29/1999
Coupon                    6.74500               Orig Balance           $230,000,000.00              Tranche Type       SEN FIX CAP
Margin                                          Factor                 1.000000                     Factor Date        07/99
Index                     NA                    Calc Spread            Interp rate @ WAL            Payment Freq       NA
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                    Prepay Rate            0 CPR           30 CPR           60 CPR           90 CPR         100 CPR
            Penalties Collected              YES              YES              YES              YES             YES
          Enforced Hard Lockout              YES              YES              YES              YES             YES
YM Period Lockout (more than or
                    equal to %)              ANY              ANY              ANY              ANY             ANY
   Points Lockout (more than or
                    equal to %)           No L/O           No L/O           No L/O           No L/O          No L/O
              Balloon Ext (Mos)                0                0                0                0               0
                     Opt Redeem               No               No               No               No              No
-----------------------------------------------------------------------------------------------------------------------------------
       Price          Price32nd            Yield            Yield            Yield            Yield           Yield
      99.250              99-08           6.9501           6.9641           6.9758           6.9866          6.9934
      99.375              99-12           6.9219           6.9348           6.9456           6.9554          6.9613
      99.500              99-16           6.8938           6.9055           6.9153           6.9243          6.9293
      99.625              99-20           6.8657           6.8763           6.8852           6.8932          6.8973
      99.750              99-24           6.8376           6.8472           6.8550           6.8621          6.8654
      99.875              99-28           6.8097           6.8181           6.8250           6.8311          6.8335
     100.000             100-00           6.7817           6.7890           6.7949           6.8002          6.8017
     100.125             100-04           6.7538           6.7600           6.7650           6.7693          6.7700
     100.250             100-08           6.7260           6.7311           6.7351           6.7385          6.7383
     100.375             100-12           6.6982           6.7022           6.7052           6.7077          6.7067
     100.500             100-16           6.6704           6.6733           6.6754           6.6770          6.6751
     100.625             100-20           6.6427           6.6445           6.6457           6.6463          6.6436
     100.750             100-24           6.6151           6.6158           6.6160           6.6157          6.6121

                      WAL (#yr)             5.69             5.42             5.21             5.02            4.86
            Spread @ Center(bp)              122              124              125              126             127
                    First Princ       08/15/1999       08/15/1999       08/15/1999       08/15/1999      08/15/1999
                     Last Princ       06/15/2008       04/15/2008       03/15/2008       01/15/2008      11/15/2007
                 Maturity (#mo)              107              105              104              102             100
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Yield Curve    3 Mo      6 Mo      1 Yr      2 Yr      5 Yr      10 Yr     30 Yr
               4.88000   5.09000   5.26000   5.44400   5.54100   5.66700   5.85600

-----------------------------------------------------------------------------------------------------------------------------------


These computational materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact Greenwich Capital Markets.

GREENWICH CAPITAL MARKETS                                  Friday, July 16, 1999

                                    PSSF99C2
                                       A2

Price/Yield Report (Deal Level)                                          Page #1

-----------------------------------------------------------------------------------------------------------------------------------
Tranche                   A2                    Curr Balance           $399,650,000.00              Settle             06/29/1999
Coupon                    7.00200               Orig Balance           $399,650,000.00              Tranche Type       SEN FIX CAP
Margin                                          Factor                 1.000000                     Factor Date        07/99
Index                     NA                    Calc Spread            Interp rate @ WAL            Payment Freq       NA
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                    Prepay Rate            0 CPR           30 CPR           60 CPR           90 CPR         100 CPR
            Penalties Collected              YES              YES              YES              YES             YES
          Enforced Hard Lockout              YES              YES              YES              YES             YES
YM Period Lockout (more than or
                    equal to %)              ANY              ANY              ANY              ANY             ANY
   Points Lockout (more than or
                    equal to %)           No L/O           No L/O           No L/O           No L/O          No L/O
              Balloon Ext (Mos)                0                0                0                0               0
                     Opt Redeem               No               No               No               No              No
-----------------------------------------------------------------------------------------------------------------------------------
       Price          Price32nd            Yield            Yield            Yield            Yield           Yield
      99.250              99-08           7.1768           7.1771           7.1773           7.1777          7.1788
      99.375              99-12           7.1579           7.1582           7.1584           7.1587          7.1596
      99.500              99-16           7.1391           7.1393           7.1395           7.1397          7.1404
      99.625              99-20           7.1203           7.1205           7.1206           7.1208          7.1212
      99.750              99-24           7.1015           7.1017           7.1017           7.1019          7.1020
      99.875              99-28           7.0828           7.0829           7.0829           7.0830          7.0829
     100.000             100-00           7.0641           7.0642           7.0641           7.0641          7.0638
     100.125             100-04           7.0454           7.0454           7.0454           7.0452          7.0448
     100.250             100-08           7.0268           7.0267           7.0266           7.0264          7.0257
     100.375             100-12           7.0081           7.0081           7.0079           7.0077          7.0067
     100.500             100-16           6.9896           6.9895           6.9893           6.9889          6.9877
     100.625             100-20           6.9710           6.9709           6.9706           6.9702          6.9688
     100.750             100-24           6.9525           6.9523           6.9520           6.9515          6.9499

                      WAL (#yr)             9.38             9.35             9.32             9.27            9.12
            Spread @ Center(bp)              141              141              141              142             142
                    First Princ       06/15/2008       04/15/2008       03/15/2008       01/15/2008      11/15/2007
                     Last Princ       04/15/2009       04/15/2009       04/15/2009       04/15/2009      02/15/2009
                 Maturity (#mo)              117              117              117              117             115
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Yield Curve    3 Mo      6 Mo      1 Yr      2 Yr      5 Yr      10 Yr     30 Yr
               4.88000   5.09000   5.26000   5.44400   5.54100   5.66700   5.85600

-----------------------------------------------------------------------------------------------------------------------------------


These computational materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact Greenwich Capital Markets.

--------------------------------------------------------------------------------

        PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION (DEPOSITOR)
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-C2
                           $776,136,000 (APPROXIMATE)
--------------------------------------------------------------------------------

The information included herein is provided solely by Prudential Securities Incorporated and Greenwich NatWest Limited, as agent for National Westminster Bank, Plc (collectively known as the "Underwriters") for the Prudential Securities Secured Financing Corporation, Series 1999-C2 transaction. The analysis in this report is based on information provided by Greenwich Capital Financial Products, Inc. ("Greenwich"), National Realty Finance L.C. ("NRF"), KeyBank National Association ("Key") and Bridger Commercial Realty Finance LLC ("Bridger"), collectively known as the "Loan Contributors." Underwriters make no representations as to the accuracy of such information. All opinions and conclusions in this report reflect Underwriters' judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments or commercial mortgage loans. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Underwriters do not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Underwriters (or any of their affiliates) or their officers, directors, analysts or employees may have positions in securities, or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, or derivative instruments. In addition, Underwriters may make a market in the securities referred to herein, but are not obligated to do so. Finally, Underwriters have not addressed the legal, accounting and tax implications of the analysis with respect to you and the Underwriters strongly urge you to seek advice from your counsel, accountant and tax advisor.

Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, or derivative instruments mentioned herein.



THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWFST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC. FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.


PRUDENTIAL SECURITIES                                  GREENWICH NATWEST LIMITED
--------------------------------------------------------------------------------

GREENWICH CAPITAL MARKETS                                  Monday, July 19, 1999

                                    PSSF99C2
                                        B

Price/Yield Report (Deal Level)                                          Page #1

-----------------------------------------------------------------------------------------------------------------------------------
Tranche                   B                     Curr Balance           $41,540,000.00               Settle             07/29/1999
Coupon                    7.26338               Orig Balance           $41,540,000.00               Tranche Type       MEZ_WAC
Margin                                          Factor                 1.000000                     Factor Date        07/99
Index                     NA                    Calc Spread            Interp rate @ WAL            Payment Freq       NA
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Collateral     GWAC      Tot_Loans      1MonCPR   3MonCPR   6MonCPR   12MonCPR  LifeCPR
Deal           7.610540  225
------------------------------------------------------------------------------------------



----------------------------------------------------------------------
                    Prepay Rate            0 CPR           25 CPR
                      Loss Rate            0 CDR          V1* CDR
              Loss Severity (%)                0               30
             Recovery Lag (Mos)               12               12
            Penalties Collected              YES              YES
          Enforced Hard Lockout              YES              YES
YM Period Lockout (more than or
                    equal to %)              ANY              ANY
   Points Lockout (more than or
                    equal to %)           No L/O           No L/O
                     Opt Redeem               No               No
----------------------------------------------------------------------
       Price          Price32nd            Yield            Yield
      99.625              99-20           7.2690           7.2631
      99.688              99-22           7.2598           7.2542
      99.750              99-24           7.2505           7.2454
      99.813              99-26           7.2413           7.2365
      99.875              99-28           7.2321           7.2277
      99.938              99-30           7.2229           7.2189
     100.000             100-00           7.2138           7.2101
     100.063             100-02           7.2046           7.2013
     100.125             100-04           7.1954           7.1925
     100.188             100-06           7.1862           7.1837
     100.250             100-08           7.1771           7.1749
     100.313             100-10           7.1679           7.1661
     100.375             100-12           7.1588           7.1573

                      WAL (#yr)             9.71            10.37
            Spread @ Center(bp)              155              154
                    First Princ       04/15/2009       04/15/2009
                     Last Princ       04/15/2009       03/15/2017
                 Maturity (#mo)              117              212
----------------------------------------------------------------------
                      Bond Loss              $0K              $0K
          Pool Default (COLLAT)              $0K        $663,224K
             Pool Loss (COLLAT)              $0K        $203,100K
          Pool Default (COLLAT)            0.00%           75.84%
----------------------------------------------------------------------

Note: V1* means "0 for 24 24.5".

These computational materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact Greenwich Capital Markets.

GREENWICH CAPITAL MARKETS                                  Monday, July 19, 1999

                                    PSSF99C2
                                        B

Price/Yield Report (Deal Level)                                          Page #2
     Pool Loss (COLLAT)       0.00%      23.22%



-----------------------------------------------------------------------------------------------------------------------------------
Yield Curve    3 Mo      6 Mo      1 Yr      2 Yr      5 Yr      10 Yr     30 Yr
               4.88000   5.09000   5.26000   5.44400   5.54100   5.66700   5.85600

-----------------------------------------------------------------------------------------------------------------------------------






Note: V1* means "0 for 24 24.5".

These computational materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact Greenwich Capital Markets.

GREENWICH CAPITAL MARKETS                                  Monday, July 19, 1999

                                    PSSF99C2
                                        B

Price/Yield Report (Deal Level)                                          Page #1

-----------------------------------------------------------------------------------------------------------------------------------
Tranche                   B                     Curr Balance           $41,540,000.00               Settle             07/29/1999
Coupon                    7.26338               Orig Balance           $41,540,000.00               Tranche Type       MEZ_WAC
Margin                                          Factor                 1.000000                     Factor Date        07/99
Index                     NA                    Calc Spread            Interp rate @ WAL            Payment Freq       NA
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Collateral     GWAC      Tot_Loans      1MonCPR   3MonCPR   6MonCPR   12MonCPR  LifeCPR
Deal           7.610540  225
------------------------------------------------------------------------------------------



----------------------------------------------------------------------
                    Prepay Rate            0 CPR           25 CPR
                      Loss Rate            0 CDR          V1* CDR
              Loss Severity (%)                0               30
             Recovery Lag (Mos)               12               12
            Penalties Collected              YES              YES
          Enforced Hard Lockout              YES              YES
YM Period Lockout (more than or
                    equal to %)              ANY              ANY
   Points Lockout (more than or
                    equal to %)           No L/O           No L/O
                     Opt Redeem               No               No
----------------------------------------------------------------------
       Price          Price32nd            Yield            Yield
      99.625              99-20           7.2690           7.2524
      99.688              99-22           7.2598           7.2436
      99.750              99-24           7.2505           7.2348
      99.813              99-26           7.2413           7.2260
      99.875              99-28           7.2321           7.2172
      99.938              99-30           7.2229           7.2084
     100.000             100-00           7.2138           7.1996
     100.063             100-02           7.2046           7.1908
     100.125             100-04           7.1954           7.1820
     100.188             100-06           7.1862           7.1732
     100.250             100-08           7.1771           7.1645
     100.313             100-10           7.1679           7.1557
     100.375             100-12           7.1588           7.1470

                      WAL (#yr)             9.71            10.43
            Spread @ Center(bp)              155              153
                    First Princ       04/15/2009       04/15/2009
                     Last Princ       04/15/2009       09/15/2023
                 Maturity (#mo)              117              290
----------------------------------------------------------------------
                      Bond Loss              $0K            $104K
          Pool Default (COLLAT)              $0K        $664,334K
             Pool Loss (COLLAT)              $0K        $203,437K
          Pool Default (COLLAT)            0.00%           75.97%
----------------------------------------------------------------------

Note: V1* means "0 for 24 24.6".

These computational materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact Greenwich Capital Markets.

GREENWICH CAPITAL MARKETS                                  Monday, July 19, 1999

                                    PSSF99C2
                                        B

Price/Yield Report (Deal Level)                                          Page #2
     Pool Loss (COLLAT)       0.00%      23.26%



-----------------------------------------------------------------------------------------------------------------------------------
Yield Curve    3 Mo      6 Mo      1 Yr      2 Yr      5 Yr      10 Yr     30 Yr
               4.88000   5.09000   5.26000   5.44400   5.54100   5.66700   5.85600

-----------------------------------------------------------------------------------------------------------------------------------










Note: V1* means "0 for 24 24.6".

These computational materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact Greenwich Capital Markets.

--------------------------------------------------------------------------------

        PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION (DEPOSITOR)
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-C2
                           $776,136,000 (APPROXIMATE)
--------------------------------------------------------------------------------

The information included herein is provided solely by Prudential Securities Incorporated and Greenwich NatWest Limited, as agent for National Westminster Bank, Plc (collectively known as the "Underwriters") for the Prudential Securities Secured Financing Corporation, Series 1999-C2 transaction. The analysis in this report is based on information provided by Greenwich Capital Financial Products, Inc. ("Greenwich"), National Realty Finance L.C. ("NRF"), KeyBank National Association ("Key") and Bridger Commercial Realty Finance LLC ("Bridger"), collectively known as the "Loan Contributors." Underwriters make no representations as to the accuracy of such information. All opinions and conclusions in this report reflect Underwriters' judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments or commercial mortgage loans. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Underwriters do not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Underwriters (or any of their affiliates) or their officers, directors, analysts or employees may have positions in securities, or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, or derivative instruments. In addition, Underwriters may make a market in the securities referred to herein, but are not obligated to do so. Finally, Underwriters have not addressed the legal, accounting and tax implications of the analysis with respect to you and the Underwriters strongly urge you to seek advice from your counsel, accountant and tax advisor.

Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, or derivative instruments mentioned herein.



THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWFST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC. FINANCIAL ADVISOR IMMEDIATELY THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.


PRUDENTIAL SECURITIES                                  GREENWICH NATWEST LIMITED
--------------------------------------------------------------------------------

GREENWICH CAPITAL MARKETS                                  Friday, July 16, 1999

                                    PSSF99C2
                                       C

Price/Yield Report (Deal Level)                                          Page #1

-----------------------------------------------------------------------------------------------------------------------------------
Tranche                   C                     Curr Balance           $45,913,000.00               Settle             06/29/1999
Coupon                    7.41038               Orig Balance           $45,913,000.00               Tranche Type       MEZ_WAC
Margin                                          Factor                 1.000000                     Factor Date        07/99
Index                     NA                    Calc Spread            Interp rate @ WAL            Payment Freq       NA
-----------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                    Prepay Rate            0 CPR          100 CPR            0 CPR
            Penalties Collected               NO               NO               NO
          Enforced Hard Lockout              YES              YES              YES
YM Period Lockout (more than or
                    equal to %)           No L/O           No L/O           No L/O
   Points Lockout (more than or
                    equal to %)           No L/O           No L/O           No L/O
              Balloon Ext (Mos)                0                0               12
                     Opt Redeem               No               No               No
---------------------------------------------------------------------------------------
       Price          Price32nd            Yield            Yield            Yield
      99.250              99-08           7.4753           7.4242           7.4719
      99.375              99-12           7.4567           7.4053           7.4545
      99.500              99-16           7.4381           7.3865           7.4371
      99.625              99-20           7.4196           7.3678           7.4197
      99.750              99-24           7.4011           7.3490           7.4024
      99.875              99-28           7.3827           7.3303           7.3851
     100.000             100-00           7.3643           7.3116           7.3678
     100.125             100-04           7.3459           7.2930           7.3506
     100.250             100-08           7.3275           7.2744           7.3334
     100.375             100-12           7.3092           7.2558           7.3162
     100.500             100-16           7.2909           7.2372           7.2990
     100.625             100-20           7.2726           7.2187           7.2819
     100.750             100-24           7.2544           7.2002           7.2648

                      WAL (#yr)             9.78             9.54            10.76
            Spread @ Center(bp)              170              166              169
                    First Princ       04/15/2009       02/15/2009       04/15/2010
                     Last Princ       05/15/2009       02/15/2009       05/15/2010
                 Maturity (#mo)              118              115              130
---------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Yield Curve    3 Mo      6 Mo      1 Yr      2 Yr      5 Yr      10 Yr     30 Yr
               4.88000   5.09000   5.26000   5.44400   5.54100   5.66700   5.85600

-----------------------------------------------------------------------------------------------------------------------------------

GREENWICH CAPITAL MARKETS                                  Friday, July 16, 1999

                                    PSSF99C2
                                       D

Price/Yield Report (Deal Level)                                          Page #1

-----------------------------------------------------------------------------------------------------------------------------------
Tranche                   D                     Curr Balance           $13,118,000.00               Settle             06/29/1999
Coupon                    7.55878               Orig Balance           $13,118,000.00               Tranche Type       MEZ_WAC
Margin                                          Factor                 1.000000                     Factor Date        07/99
Index                     NA                    Calc Spread            Interp rate @ WAL            Payment Freq       NA
-----------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                    Prepay Rate            0 CPR          100 CPR            0 CPR
            Penalties Collected               NO               NO               NO
          Enforced Hard Lockout              YES              YES              YES
YM Period Lockout (more than or
                    equal to %)           No L/O           No L/O           No L/O
   Points Lockout (more than or
                    equal to %)           No L/O           No L/O           No L/O
              Balloon Ext (Mos)                0                0               12
                     Opt Redeem               No               No               No
---------------------------------------------------------------------------------------
       Price          Price32nd            Yield            Yield            Yield
      99.250              99-08           7.6281           7.5768           7.6245
      99.375              99-12           7.6095           7.5578           7.6070
      99.500              99-16           7.5910           7.5389           7.5896
      99.625              99-20           7.5724           7.5200           7.5721
      99.750              99-24           7.5539           7.5011           7.5547
      99.875              99-28           7.5354           7.4823           7.5373
     100.000             100-00           7.5170           7.4634           7.5200
     100.125             100-04           7.4985           7.4447           7.5027
     100.250             100-08           7.4801           7.4259           7.4854
     100.375             100-12           7.4618           7.4072           7.4681
     100.500             100-16           7.4434           7.3885           7.4509
     100.625             100-20           7.4251           7.3699           7.4337
     100.750             100-24           7.4069           7.3512           7.4165

                      WAL (#yr)             9.85             9.54            10.81
            Spread @ Center(bp)              185              181              185
                    First Princ       05/15/2009       02/15/2009       05/15/2010
                     Last Princ       06/15/2009       02/15/2009       06/15/2010
                 Maturity (#mo)              119              115              131
---------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Yield Curve    3 Mo      6 Mo      1 Yr      2 Yr      5 Yr      10 Yr     30 Yr
               4.88000   5.09000   5.26000   5.44400   5.54100   5.66700   5.85600

-----------------------------------------------------------------------------------------------------------------------------------